UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Davi Skin, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

1

DAVI SKIN, INC.
4233 GLENCOE AVENUE, SUITE B130
MARINA DEL REY, CALIFORNIA 90292

May 25, 2007

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Davi Skin, Inc., which will be held at the Radisson Hotel Los Angeles Westside, 6161 West Centinela Avenue, Culver City CA 90230-6306, USA, on June 15, 2007, at 11:00 am Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Davi Skin, Inc.

Sincerely,

/s/  Joseph Spellman
Joseph Spellman
Chief Executive Officer and Director

2

DAVI SKIN, INC.
4233 GLENCOE AVENUE, SUITE B130
MARINA DEL REY, CALIFORNIA 90292

___________________________________________________________
 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
____________________________________________________

May 25, 2007
To the Shareholders of Davi Skin, Inc.:

The annual meeting of shareholders of Davi Skin, Inc. will be held at the Radisson Hotel Los Angeles Westside, 6161 West Centinela Avenue, Culver City CA 90230-6306, USA, on June 15, 2007, at 11:00 am Pacific Daylight Time

1.	To elect 4 directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Rose, Snyder & Jacobs as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007;

Shareholders of record at the close of business on April 30, 2007 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice. All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/  Joseph Spellman
Joseph Spellman
Chief Executive Officer and Director

May 25, 2007
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DAVI SKIN, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

3

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007
4233 GLENCOE AVENUE, SUITE B130
MARINA DEL REY, CALIFORNIA 90292
_____________________________________________________________

PROXY STATEMENT
_____________________________________________________________

For the Annual Meeting of Shareholders
To be held June 15, 2007

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY DAVI SKIN, INC. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Davi Skin, Inc. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the Radisson Hotel Los Angeles Westside, 6161 West Centinela Avenue, Culver City CA 90230-6306, USA, on June 15, 2007, at 11:00 am Pacific Daylight Time, for the following purpose:

1.	To elect 4 directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Rose, Snyder & Jacobs as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007;

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about May 25, 2007.

RECORD DATE

The Board of Directors of Davi Skin, Inc. has fixed the close of business on April 30, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Davi Skin, Inc. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $8,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Executive Officer, Joseph Spellman, 4233 Glencoe Avenue, Suite B130, Marina Del Rey, California 90292.

QUORUM

The presence, in person or by proxy duly authorized, of 51% of all the shares outstanding, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees elected as directors are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares. Shareholders entitled to vote at any election of directors are not entitled to cumulative votes. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

Confirmation of Rose, Snyder & Jacobs as auditors for the Company will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. On April 30, 2007, there were an aggregate of 14,611,208 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the subsequent year's annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person. Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of 4 persons to the Board of Directors (the “Board”). The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company. If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
Joseph Spellman	62
Carlo Mondavi	27
Josh LeVine	28
Elliot Smith	74

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Carlo Mondavi is the Chairman of our board of directors. From June 2003 to September 2003, Mr. Mondavi worked on the special events and key accounts sales team for the Robert Mondavi Winery. Mr. Mondavi attended the University of Aix En Provence from 1998 to 2001 and the University of Milan from 2001 to June 2002.

Joseph Spellman is our President, CEO and a director. During the last five years, Mr. Spellman was acting president of Mac Cosmetics and a senior advisor to the Estee Lauder Company. He is also Chairman of Spellman and Company and the Clarecastle Group, a management group whose clients include the Estee Lauder Companies and the Clarecastle Group. The Clarecastle Group is a holding company for companies such as Steinway & Sons Furniture Care. Prior to that, Mr. Spellman was Vice President at Elizabeth Arden, a division of Unilever, and served on the board of directors. During his eleven year tenure, he directed the creative development and strategic marketing of many of the company’s most successful brands and helped reposition the company for aggressive growth. He developed new products for Karl Lagerfeld, Fendi, Valentino, Chloe, Nino Cerruti, Elizabeth Taylor and the Elizabeth Arden brand. From 1978 to 1989, Mr. Spellman was Chief Executive Officer of Spellman and Company. The client list included: Estee Lauder, QVC, Bloomingdales, La Prairie, Revlon, Saks Fifth Avenue, Avon,

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

Unilever, IMG, Tiger Woods and Yves St. Laurent. He served as Vice President of Marketing for Estee Lauder, Inc. from 1975 to 1978. Mr. Spellman was Director of Marketing, as well as Vice President for Revlon, Inc. from 1970 to 1975. He served as Senior Account Executive for Grey Advertising, Inc. from 1965 to 1970.

Josh LeVine is our secretary and treasurer and acted as our interim CFO. From March 2003 to September 2003, Mr. LeVine worked as an advertising designer with The Territory Ahead in Santa Barbara, California. From June 2002 to March 2003, Mr. LeVine was the president of Nuvo Design. Mr. LeVine graduated from the University of California, Santa Barbara in June 2002 with a Bachelors degree in Fine Arts.

Elliot Smith is one of our directors, appointed on April 6, 2007. Mr. Smith has held a variety of senior management-level positions in some of the world's most prestigious financial institutions during the past 40 years. Mr. Smith began a 29-year career with Prudential Bache in 1954 when he was hired as a registered representative in its Syracuse, New York office. By 1973, Mr. Smith was elected to the Board of Directors of Bache & Company Inc. In 1977, he was named Senior Officer of Commodity Division and Metal Company and in 1980, was elected president of Bach Haley Stuart Metal Company Inc. On leaving Prudential-Bache in 1983, Mr. Smith served as executive vice president at R. Lewis Securities, Inc., located in New York City and from 1983 to 1995, was president of Whale Securities Company, L.P., in New York. From 1995 to 1997, Mr. Smith has served as president of the Equity Division of Rickel & Associates, Inc., an investment company. From 1997 to 1998 Mr. Smith was the vice president of Ladenburg Thalmann. Mr. Smith has also been elected to the boards of the Pennington School and Jullians Corporation. He is a former member and director of the Chicago Board of Options Exchange; governor of the American Stock Exchange; governor and chairman of the AMEX Commodities Exchange; director and member of the executive committee of the Securities Industry Automation Corp. and a past president of the Association of Investment Brokers. Mr. Smith is currently managing director of Broadband Capital Management LLC.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the 4 nominees. Each nominee has consented to being named in this proxy statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board. The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
Joseph Spellman	62	President, CEO
Carlo Mondavi	27	Chairman of the Board
Josh LeVine	28	Secretary and Treasurer
Munjit Johal	51	Chief Financial Officer

Set forth below is a brief description of the background and business experience of Mr. Johal. Information describing the background and experience of Messrs. Spellman, Mondavi, and Levine are set forth above.

Munjit Johal joined our company following the end of the current fiscal quarter as our Chief Financial Officer. Mr. Johal has broad experience in accounting, finance and management in the public sector. Since 2002, Mr. Johal has served as the Chief Financial Officer for Secured Diversified Investment, Ltd. Since 1998, Mr. Johal has served as the Chief Financial Officer for Dippy Foods, Inc. Mr. Johal held the same position with Bengal Recycling from 1996 to 1997. As the Chief Financial Officer for these companies, Mr. Johal was primarily responsible for overseeing the financial affairs of these entities and ensuring that their financial statements of these were accurate and complete and complied with all applicable reporting requirements. From 1990 to 1995, Mr. Johal serves as the Executive VP for Pacific Heritage Bank in Torrance, California. Mr. Johal earned his MBA degree from the University of San Francisco in 1980. He received his BS degree in History from the University of California in Los Angeles in 1978.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last two completed fiscal years.
SUMMARY COMPENSATION TABLE
Name and principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carlo Mondavi (1) Chairman of the Board of Directors	2006 2005	96,000 96,000	- -	- -	- -	- -	- -	- -	- -
Joseph Spellman(2) CEO, President, Director	2006 2005	120,000 20,000	- -	- -	- 4,102,537	- -	- -	- -	- -
Josh LeVine(3) Secretary, Treasurer, Interim CFO	2006 2005	66,000 66,000	- -	- -	- -	- -	- -	- -	- -
Margaret Robley(4) Former Chief Financial Officer	2006 2005	- -	- -	- -	- -	- -	- -	3,000 45,000	- -
Parrish Medley(5) Former President, Director	2006 2005	8,000 40,000	- -	- -	- -	- -	- -	80,000 -	- -
Theodore Lanes(5) Former Chief Financial Officer	2006 2005	40,269 -	- -	- -	8,696 -	- -	- -	- -	- -
(1)
 Mr. Mondavi was appointed to serve as our Chairman on August 1, 2004. The information provided in the summary compensation table includes all compensation paid to Mr. Mondavi for the full fiscal years ended December 31, 2006 and 2005.

(2)
Mr. Spellman was appointed to serve as our CEO, President and Director on August 1, 2004. The information provided in the summary compensation table includes all compensation paid to Mr. Spellman for the full fiscal years ended December 31, 2006 and 2005. As disclosed in the “Narrative Disclosure to the Summary Compensation Table,” Mr. Spellman agreed to forfeit 750,000 options to purchase our common stock, which represents 60% of the amount indicated in the column for “Option Awards” above for Mr. Spellman.

(3)
Mr. LeVine was appointed to serve as our Director, Secretary and Treasurer on August 1, 2004. He was subsequently appointed as our Interim CFO on October 12, 2006. The information provided in the summary compensation table includes all compensation paid to Mr. LeVine for the full fiscal years ended December 31, 2006 and 2005.

(4)	Ms. Robley resigned as our Chief Financial Officer on April 18, 2006.

(5)	Mr. Medley resigned as our Vice President and Director on March 23, 2006.

(6)	Mr. Lanes resigned as our Chief Financial Officer on September 15, 2006.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

Narrative Disclosure to the Summary Compensation Table

Options

The Board of Directors administers our stock option plan which provides for the granting of rights to purchase shares to our directors (including non-employee directors), executive officers, key employees, and outside consultants. The Board of Directors sets the vesting period and exercise price per issuance basis as determined by the purpose of the individual issuance.

Employment Agreements

On November 1, 2005, we entered into an employment agreement with Mr. Joseph Spellman, our President, Chief Executive Officer and Director. The term of the agreement is for two years with an annual salary of $120,000. Salary paid is recorded in the summary compensation table above in the column titled “Salary.” The agreement provides for bonuses to Mr. Spellman based upon our financial performance to be determined at the sole discretion of our Board of Directors after consultation with Mr. Spellman. The agreement also provides for equity-based compensation to purchase up to 1,250,000 shares of our common stock at a purchase price of $0.25 per share. These stock options originally vest as follows: 250,000 shares upon execution of the Agreement; 500,000 shares on March 1, 2006; and 500,000 shares on March 1, 2007. Pursuant to the Artist House Stock Purchase agreement, these option rights are subject to termination if Mr. Spellman voluntary resigns within the first two years of service. The estimated fair value of the stock options has been determined using Black-Scholes option pricing model using the following assumptions:

exercise price of	$0.25
closing stock price on date of the Agreement of	$3.50
historical stock price volatility of	77%
risk free interest rate of	3.50%
dividend yield of	0% and 3 year term.

The estimated fair value of the Stock Options totaled $4,102,537, which through the period ended December 31, 2006, $3,999,976 has been expensed.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

On February 12, 2007, Joseph Spellman, our President and Chief Executive Officer, has agreed to forfeit options to purchase 750,000 shares of our common stock. The shares issuable on exercise of these options shall be available for issuance under our option plan, distributable at the discretion of the Board. Mr. Spellman will retain 500,000 options to purchase shares of common stock as provided for in his employment agreement with the Corporation.

On June 8, 2006, we entered into an employment agreement with Mr. Theodore Lanes, our former Chief Financial Officer. The term of the agreement is for two years with an annual salary of $120,000. Salary paid is recorded in the summary compensation table above in the column titled “Salary.” The agreement provides for bonuses to Mr. Lanes based upon our financial performance to be determined at the sole discretion of our Board of Directors, and quarterly bonuses tied to the accurate and timely filing of all required SEC filings. The agreement also provides for equity based compensation to purchase up to 370,000 shares of our common stock at a purchase price of $1.00 per share. The stock options will vest as follows: 10,000 shares upon execution of the agreement; 30,000 shares at the end of each quarter during the term that Mr. Lanes remains employed. Mr. Lanes resigned on September 15, 2006 and accordingly, the right to vest in the option to acquire the remaining 300,000 shares of common stock is terminated. The estimated fair value of the stock options has been determined using Black-Scholes option pricing model using the following assumptions:

exercise price of	$1.00
closing stock price on date of the Agreement of	$1.01
historical stock price volatility of	107%
risk free interest rate of	4.99%
dividend yield of	0% and 3 year term.

The estimated fair value of the stock options totaled $8,696, which will be expensed over the vesting period. Through the period ended December 31, 2006, we recorded an expense related to the stock options totaling $8,696.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Joseph Spellman	500,000	-	-	$0.25	June 2, 2007	-	-	-	-
Theodore Lanes	10,000	-	-	$1.00	June 8, 2009	-	-	-	-
Carlo Mondavi	-	-	-	-	-	-	-	-	-
Josh LeVine	-	-	-	-	-	-	-	-	-
Margaret Robley	-	-	-	-	-	-	-	-	-
Parrish Medley	-	-	-	-	-	-	-	-	-

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

Compensation of Directors

The table below summarizes all compensation of our directors as of December 31, 2006.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph Spellman	-	-	-	-	-	-	-
Carlo Mondavi	-	-	-	-	-	-	-
Josh LeVine	-	-	-	-	-	-	-

Narrative Disclosure to the Director Compensation Table

We do not pay any cash compensation to our directors.

SIGNIFICANT EMPLOYEES

We have no significant employees other than our executive officers.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

Other than as described below, we are not aware of any pending or threatened legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

An action entitled Rowe D. Nelson, et al. vs. Davi Skin, Inc., et al., Los Angeles Superior Court Case No. SC091146 (the “Complaint”) was filed on September 20, 2006. The plaintiffs filed an amended complaint on or about October 6, 2006, to which the defendants filed a demurrer, which was sustained in part. The plaintiffs filed a second amended complaint ("SAC") on or about February 23, 2007, and defendants have demurred in part to that pleading. The demurrer is pending. The Complaint makes a number of allegations, principally that (a) certain individual members of the Mondavi family, including our Chairman, Carlo Mondavi, made intentional misrepresentations or fraudulent omissions about the physical and financial involvement of the Mondavi family in the Company, the enforceability of certain agreements between the Company and Opus One and the Robert Mondavi Corporation, and the acquisition of the Robert Mondavi Corporation by Constellation Brands, to induce the plaintiffs to invest in the Company, (b) certain individual members of the Mondavi family, including our Chairman, Carlo Mondavi, made intentional misrepresentations to induce plaintiff Sam Medley and his son and business associate (the “Medleys”) to merge MW Medical, Inc., a company the Medleys allegedly contracted to buy, into Davi Skin, Inc., at the time a privately held company, and (c) Carlo Mondavi, our Chairman and a director, Joe Spellman, our President and CEO and a director, and Josh LeVine, an executive vice president and director, misused corporate assets for their personal benefit by voting to increase their own salaries, issuing themselves stock options and approving large expense reimbursements. Based on these factual allegations, the Complaint states fifteen (15) causes of action against some or all of the named defendants, including, among others, breach of fiduciary duty of loyalty, breach of fiduciary duty of care, unjust enrichment, conversion, waste of corporate assets, fraudulent misrepresentation, fraud in the inducement, state law securities fraud, intentional interference with contract and promissory estoppel. We do not believe that the claims are meritorious and dispute the underlying facts alleged. We intend to defend the matter vigorously.

On or about August 2, 2006, a lawsuit entitled Artist House Holdings, Inc. vs Davi Skin, Inc. et. al., United States District Court, District of Nevada, Case No. 2:06-CV-893-RLH-LRL, was filed in federal district court in Nevada against the Company, its directors, and other individuals. The plaintiff, Artist House Holdings, Inc., is a shareholder in the Company. The complaint alleged violations of federal securities law and Nevada securities law, breach of contract, and related claims arising from the plaintiff's investment in Company. A First Amended Complaint was filed on July 31, 2006, and a Second Amended Complaint on January 8, 2007. On December 22, 2006, the plaintiffs filed an emergency motion for a preliminary injunction, which the District Court denied on January 12, 2007. On January 26, 2007, the Company and its directors filed a motion to dismiss the federal securities law claim. That motion was granted on March 27, 2007.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

The Court gave the plaintiff leave to amend, but no amended complaint has yet been filed. We intend to defend the matter vigorously.

During April 2006, we received a letter from a third party requesting the exercise of a conversion right attached to a $200,000 note originally due to Ms. Jan Wallace, the former CEO of MW Medical. At the year end, the note was still a debt on the books of the company accruing interest. Since then, the debt has been converted to equity in the names of third party holders.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

We owe $200,000 to the former President of our predecessor entity MW Medical, Inc. under a promissory note dated June 15, 2003, and originally due December 31, 2004 bearing an interest rate of 10% per annum. The note is convertible to common shares of the Company at a price of $0.20 or half the market price of the shares at the time of conversion. The maturity date of the note was extended to December 31, 2005 by the note holder and remains unpaid as of December 31, 2006. We have recorded accrued interest in the amount of $80,619. Since then, the debt has been converted to equity in the names of third party holders.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

We outsource a portion of our operational activities to companies with greater expertise in certain areas in order to keep our overhead expenditures to a minimum. Currently our payroll function is outsourced to an accounting firm with one of its partners being both a member of our Executive Advisory Board and a relative of a member of our Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2006, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2006:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Joseph Spellman	0	1	1
Carlo Mondavi	0	0	1
Josh Levine	0	0	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 30, 2007, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the our common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 14,611,208 shares of common stock issued and outstanding on April 30, 2007.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class*
Executive Officers & Directors:
Common	Carlo Mondavi 4223 Glencoe Avenue, Suite B130 Marina Del Rey, California 90292	5,073,658 shares	34.7%
Common	Joseph Spellman 4223 Glencoe Avenue, Suite B130 Marina Del Rey, California 90292	500,000 shares(2)	3.3%
Common	Josh LeVine 4223 Glencoe Avenue, Suite B130 Marina Del Rey, California 90292	1,144,057shares	7.8%
Total of All Directors and Executive Officers:		6,717,715 shares(2)	44.4%
More Than 5% Beneficial Owners:
Common	Parrish Medley 8927 St. Ives Dr. Los Angeles, CA 90069	935,485shares	6.4%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)
Includes 500,000 options to purchase shares of common stock as provided for in Mr. Spellman’s employment agreement with the Corporation. This percentage is calculated by adding the immediately exercisable options to the denominator and thus treating these options as exercised for purpose of this calculation only.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

COMMITTEES

Davi Skin, Inc. does not currently have a compensation committee, executive committee, or stock plan committee. Davi Skin, Inc. is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “DAVN.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

Audit Functions

The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of that would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2006, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2006, to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

Nomination Functions

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2006, the Board met twice, in person or by telephonic conference, aside from written consents in lieu of meetings. Each incumbent Director attended in excess of 75 percent of the total meetings of the Board. In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY DAVI SKIN, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected Rose, Snyder & Jacobs as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2007. The Board is asking the shareholders to confirm this appointment.

Representatives of Rose, Snyder & Jacobs are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 were approximately $ 38,238 and $ 17,740 respectively.

AUDIT-RELATED FEES

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2006 and 2005 respectively.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2006 and 2005 were $0 and $500 respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING ROSE, SNYDER & JACOBS AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY DAVI SKIN, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/  Joseph Spellman
Joseph Spellman
Chief Executive Officer and Director

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

THE UNDERSIGNED APPOINTS JOSEPH SPELLMAN OF DAVI SKIN, INC. WITH FULL POWER OF SUBSTITUTION, THE ATTORNEY AND PROXY OF THE UNDERSIGNED, TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS OF DAVI SKIN, INC., TO BE HELD JUNE 15, 2007 BEGINNING AT 11:00 AM, PACIFIC DAYLIGHT TIME, AT THE RADISSON HOTEL LOS ANGELES WESTSIDE, 6161 WEST CENTINEAL AVENUE, CULVER CITY CA 90230-6306, USA, AND AT ANY ADJOURNMENT THEREOF, AND TO VOTE THE STOCK THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT, ON ALL MATTERS SET FORTH IN THE PROXY STATEMENT SENT TO SHAREHOLDERS, A COPY OF WHICH HAS BEEN RECEIVED BY THE UNDERSIGNED, AS FOLLOWS:

Please mark your votes as indicated [X]	Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees -
Joseph Spellman
Carlo Mondavi
Josh LeVine
Elliot Smith

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Joseph Spellman
Carlo Mondavi
Josh LeVine
Elliot Smith

2.	Confirm Appointment of Rose, Snyder & Jacobs as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

DAVI SKIN, INC.

Annual Meeting of Shareholders
June 15, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 15, 2007

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

_________________________	__________________________	_________________
Print Name	Signature	Date

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Print Name	Signature	Date